UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     August 18, 2010

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 18, 2010, pursuant to a stock purchase agreement (the “Agreement”) which was entered into on August 11, 2010 by and among China Architectural Engineering, Inc. (the “Company”), First Jet Investments Limited, a company organized under the laws of the British Virgin Islands (“First Jet”), New Crown Technology Limited, First Jet’s wholly-owned subsidiary (“New Crown”) and Mr. Jun Tang, the principal of First Jet and New Crown, the Company completed its acquisition of 60% of the issued and outstanding shares of New Crown, which is the holder of 100% of the equity interests of Shanghai ConnGame Network Ltd. (“ConnGame”).  In exchange for the 60% equity interest of New Crown, the Company issued 25,000,000 shares of the Company’s common stock, $0.001 par value per share, to First Jet.  ConnGame is a company organized under the laws of the People’s Republic of China with a registered capital of RMB 10,000,000.  ConnGame is a developer and publisher of MMORPG (Massively Multiplayer Online Role Playing Game).  As a result of the transaction, First Jet became the Company’s largest shareholder.

Additional information regarding this acquisition can be found in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 16, 2010 (“June 30, 2010 Quarterly Report”), which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 18, 2010, the Company issued 25,000,000 shares of the Company’s common stock, par value $0.001, to First Jet in exchange for 60% equity interest holding in New Crown, which is the 100% equity holder of ConnGame, in accordance with the terms of the Agreement.  The shares were issued in reliance upon an exemption from registration pursuant to Regulation S of the Securities Act of 1933, as amended. The Company complied with the conditions of Rule 903 as promulgated under the Securities Act including, but not limited to, the following: (i) the recipient of the shares is a non-U.S. resident and will not offered or sold their shares in accordance with the provisions of Regulation S; (ii) an appropriate legend will be affixed to the securities issued in accordance with Regulation S; (iii) the recipient of the shares will represent that it is not acquiring the securities for the account or benefit of a U.S. person; and (iv) the recipient of the shares will agree to resell the securities only in accordance with the provisions of Regulation S, pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an available exemption from registration. The Company refused to register any transfer of the shares not made in accordance with Regulation S, after registration, or under an exemption.

Item 5.01 Changes in Control of Registrant.

On August 18, 2010, as a result of the issuance of the Company’s common stock to First Jet to acquire 60% equity interest of New Crown, First Jet became the largest stockholder of the Company with 25,000,000 shares, or approximately 31.2% of our outstanding common stock immediately after the issuance, replacing KGE Group Ltd. as our largest stockholder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Company’s June 30, 2010 Quarterly Report, the board of directors of the Company appointed Mr. Jun Tang as a member and Chairman of the Board of Directors of the Company, effective upon the closing of the acquisition, which occurred on August 18, 2010.   Immediately prior to the effective time of Mr. Jun Tang’s appointment, Luo Ken Yi resigned as the Chairman of the Board of Directors but remains as a member of the Board.  In addition, Mr. Tang Nianzhong resigned as a member of the Board of Directors to ensure that the Company has a majority of independent directors on the Board in compliance with Nasdaq continued listing standards.

Mr. Jun Tang, 47, the sole shareholder of First Jet, currently serves as the President and Chief Executive Officer of New Huadu Group, Fujian. From 2004 to 2008, Mr. Tang served as President of Shanghai SNDA (Nasdaq: SNDA), an interactive entertainment media company in China. Prior to that, he served as President of Microsoft China Co., Ltd from 2002 to 2004. From 1997 to 2002, he served as General Manager of Microsoft Global Technical Engineering Center, and from 1994 to 1997 he served as Senior Project Manager for Microsoft US. Mr. Tang received his doctorate degree, master’s degree and bachelor’s degree in the U.S., Japan and China, respectively.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2010, the Board of Directors approved an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 100,000,000 shares to 150,000,000 shares (the “Amendment”), contingent upon the closing of the acquisition.   The Amendment was previously approved by written consent by our stockholders on January 18, 2010.

On August 20, 2010, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation reflecting the increase of authorized common stock.  A copy of the Amendment is attached hereto as Exhibit 3.1

Item 7.01 Regulation FD Disclosure.

On August 24, 2010, the Company issued a press release announcing the closing of the ConnGame acquisition.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of ConnGame required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

 (b) Pro Forma Financial Information.

The unaudited pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K report not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Certificate of Incorporation of China Architectural Engineering, Inc.
21.1	Subsidiaries of China Architectural Engineering, Inc.
99.1	Press Release dated August 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2010	CHINA ARCHITECTURAL ENGINEERING, INC.

By: /s/ Luo Ken Yi
Name: Luo Ken Yi
Title: Chief Executive Officer